Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 29, 2004

                          JOS. A. BANK CLOTHIERS, INC.
            (Exact name of registrant as specified in its character)

          Delaware                                      36-3189198
          --------                                      ----------
   (State of Incorporation)               (I.R.S. Employer Identification No.)

 500 Hanover Pike, Hampstead, MD                          21074
 -------------------------------                          -----
 (Address of principal executive offices)              (zip code)

                                 (410) 239-2700
              (Registrant's telephone number, including area code)



ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

On March 29, 2004, Jos. A. Bank Clothiers, Inc. issued a press release (the "Press Release") in which the Company announced, among other things, certain results of operations for the fiscal year and quarter ended January 31, 2004. A copy of the Press Release is attached as Exhibit 99.1.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Jos. A. Bank
                                          Clothiers, Inc.
                                          (Registrant)

                                          By:   /s/ Robert N. Wildrick
                                           ------------------------------------
                                          Robert N. Wildrick
                                          Chief Executive Officer and Director

Dated:  March 29, 2004

EXHIBIT INDEX

Exhibit
Number         Description
-------        -----------
99.1           JoS. A. Bank Clothiers Income Increases 52% in FY2003; Company
               Expects Net Income to Rise at Least 27% in FY2004